EXHIBIT 99.1

 (BW)(BUFFETS) Buffets, Inc. Announces Results for the Year Ended July 2, 2003
            and Confirms Sales Guidance for the First Quarter of 2004

         EAGAN, Minn.--(BUSINESS WIRE)--September 9, 2003--Buffets, Inc. today reported results for its fiscal year ended July 2, 2003.

         Buffets reported sales for the 52-week fiscal year ended July 2, 2003, of $985.3 million, versus sales for the 26-week transitional period ended July 3, 2002 of $527.1 million. In 2002 Buffets changed its fiscal year to end on the Wednesday nearest June 30. Previously, Buffets' fiscal year had ended on the Wednesday nearest December 31. Average weekly sales for the 2003 fiscal year of $48,953 declined by 2.0% as compared to average weekly sales for the comparative 50-week period ended July 3, 2002. During 2003 Buffets closed 14 units, sold 13 Original Roadhouse Grill units and opened 6 units. Same-store sales for the 2003 fiscal year declined by 4.2%, reflecting a 1.5% increase in pricing and a 5.7% decline in guest traffic.

         Net income for the 2003 fiscal year was $13.0 million, compared with a net loss for the 26-week transitional period ended July 3, 2002 of $7.0 million. Net income for fiscal 2003 included pretax charges of approximately $5.9 million associated with the sale and leaseback of 30 restaurants and $4.8 million for the impairment of long-lived assets, partially offset by a pretax gain of $7.1 million on the sale of 13 Original Roadhouse Grill restaurants. The net loss recorded during the 26-week transitional period ended July 3, 2002 included a pretax charge of approximately $38.5 million associated with a refinancing transaction completed by Buffets during June 2002.

         Sales for the fourth quarter of the 2003 fiscal year (the 12-week period ended July 2, 2003) totaled $234.9 million, as compared to sales of $206.3 million for the comparative 10-week period ended July 3, 2002. Average weekly sales for the fourth quarter of fiscal 2003 of $51,607 declined by 0.9% as compared to average weekly sales for the comparative 10-week transitional period ended July 3, 2002. Same-store sales for the fourth quarter of fiscal 2003 were down 2.9%, reflecting a 1.8% increase in pricing and a 4.7% decline in guest traffic.

         Net income for the fourth quarter of the 2003 fiscal year totaled $8.9 million, as compared to a net loss of $15.4 million for the comparative 10-week period ended July 3, 2002. Net income for the fourth quarter of fiscal 2003 included a pretax gain of $7.1 million on the sale of 13 Original Roadhouse Grill restaurants, partially offset by pretax charges of approximately $0.4 million associated with the sale and leaseback of three restaurants and $4.5 million for the impairment of long-lived assets. The net loss recorded during the 10-week period ended July 3, 2002 included a pretax charge of approximately $38.5 million associated with a refinancing transaction.

         As previously announced, Buffets expects same store sales for the first quarter of its 2004 fiscal year (the 12-week period ending September 24, 2003) to decline by 2% to 3%.

         Buffets will be conducting a conference call to discuss operating results for the quarter and fiscal year ended July 2, 2003, on Tuesday, September 9, 2003 at 11:00 a.m. (Eastern). You may access this call starting at 10:45 a.m. (Eastern).

         The conference phone number is 1-888-228-7864 and the conference ID number is 2144449. Kerry Kramp, the Chief Executive Officer of Buffets, is the conference call leader. In consideration of your fellow participants, Buffets requests that cellular phones not be used. The conference call will be recorded and available for playback through Friday, September 19, 2003 at 6:00 p.m. (Eastern). Playback can be reached by dialing 1-800-642-1687 and requesting conference ID number 2144449. Information regarding non-GAAP financial measures discussed in the conference call can be found at www.buffet.com on the financial information page.

         Buffets currently operates 368 restaurants in 35 states comprised of 360 buffet restaurants and eight Tahoe Joe's Famous Steakhouse(R) restaurants. The buffet restaurants are principally operated under the Old Country Buffet(R) or HomeTown Buffet(R) brands. Buffets also franchises 23 buffet restaurants in ten states.

         The following is a Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

The statements contained in this release which are not historical facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results including, specifically, first quarter 2004 same store sales guidance, to differ materially from those set forth in, or implied by, forward looking statements. The risks and uncertainties involving forward-looking statements include, but are not limited to, general and economic conditions, negative publicity, the impact of competition, the seasonality of Buffets' business, adverse weather conditions, future commodity prices, fuel and utility costs, labor costs, employment and environmental laws, government regulations, and inflation. For a detailed discussion of risks and uncertainties that you should consider, please refer to the "Risk Factors" section contained in Buffets' registration statement filed with the Securities and Exchange Commission on December 27, 2002. The statements in this release reflect Buffets' current beliefs and are based upon information currently available to it. Be advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time and no obligation is undertaken to provide updates with respect to the information.



Contacts:   R. Michael Andrews, Jr.        or         Don Van der Wiel
            Chief Financial Officer                   Vice President, Controller
            Buffets, Inc.                             Buffets, Inc.
            (651) 365-2626                            (651) 365-2789

                         BUFFETS, INC. AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)

                                                          July 3,        July 2,
                                                           2002           2003
                                                          -------        -------
                                                       (in thousands, except per
                                                             share amounts)
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents .........................    $   8,304     $  15,747
  Receivables .......................................        8,682         6,478
  Inventories .......................................       18,632        18,462
  Prepaid expenses and other current assets .........       10,098         9,537
  Deferred income taxes .............................       19,000        15,216
                                                         ---------     ---------
          Total current assets ......................       64,716        65,440
PROPERTY AND EQUIPMENT, net .........................      198,350       154,140
GOODWILL, net .......................................      312,163       312,163
ASSETS HELD FOR SALE ................................       24,952            --
DEFERRED INCOME TAXES ...............................           --         2,932
OTHER ASSETS, net ...................................       15,445        18,311
                                                         ---------     ---------
          Total assets ..............................    $ 615,626     $ 552,986
                                                         =========     =========
LIABILITIES AND SHAREHOLDER'S EQUITY (DEFICIT)
CURRENT LIABILITIES:
  Accounts payable ..................................    $  37,419     $  43,777
  Accrued liabilities ...............................       92,442        77,407
  Income taxes payable ..............................        2,804         4,787
  Current maturities of long-term debt ..............        2,450         1,735
                                                         ---------     ---------
          Total current liabilities .................      135,115       127,706
LONG-TERM DEBT, net of current maturities ...........      463,767       392,023
DEFERRED LEASE AND OTHER LONG-TERM OBLIGATIONS ......       23,529        27,602
                                                         ---------     ---------
          Total liabilities .........................      622,411       547,331
                                                         ---------     ---------
COMMITMENTS AND CONTINGENCIES
SHAREHOLDER'S EQUITY (DEFICIT):
  Common stock, $.01 par value, 100 shares
   authorized; 100 shares issued and outstanding ....           --            --
  Retained earnings (accumulated deficit) ...........       (6,785)        5,655
                                                         ---------     ---------
          Total shareholder's equity (deficit) ......       (6,785)        5,655
                                                         ---------     ---------
          Total liabilities and shareholder's
            equity (deficit) ........................    $ 615,626     $ 552,986
                                                         =========     =========

                         BUFFETS, INC. AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                          For the         For the
                                                        Comparative       26-Week      For the 52-     For the        For the
                                                          50-Week       Transitional   Week Fiscal     10-Week        12-Week
                                                        Period Ended    Period Ended   Year Ended   Quarter Ended  Quarter Ended
                                                          July 3,         July 3,        July 2,       July 3,        July 2,
                                                           2002            2002          2003           2002           2003
                                                           ----            ----          ----           ----           ----
                                                                                          (in thousands)
RESTAURANT SALES ...................................   $ 1,003,997    $   527,084    $   985,286    $   206,329    $   234,915
RESTAURANT COSTS:
  Food .............................................       309,863        163,649        311,891         64,137         75,824
  Labor ............................................       314,079        164,264        313,532         63,737         72,470
  Direct and occupancy .............................       225,213        117,004        225,417         45,185         51,464
                                                       -----------    -----------    -----------    -----------    -----------
          Total restaurant costs ...................       849,155        444,917        850,840        173,059        199,758
ADVERTISING EXPENSES ...............................        26,280         14,349         28,589          5,302          6,721
GENERAL AND ADMINISTRATIVE EXPENSES ................        49,308         25,554         45,382          9,574         10,174
GOODWILL AMORTIZATION ..............................         4,967             --             --             --             --
IMPAIRMENT OF ASSETS ...............................            --             --          4,803             --          4,547
GAIN ON SALE OF ORIGINAL ROADHOUSE
  GRILL RESTAURANTS ................................            --             --         (7,088)            --         (7,088)
LOSS ON SALE LEASEBACK TRANSACTIONS ................            --             --          5,856             --            422
                                                       -----------    -----------    -----------    -----------    -----------
OPERATING INCOME ...................................        74,287         42,264         56,904         18,394         20,381
INTEREST EXPENSE ...................................        33,595         15,076         40,146          4,544          7,965
INTEREST INCOME ....................................          (587)          (212)          (307)           (69)           (49)
LOSS RELATED TO REFINANCING ........................        38,476         38,476             --         38,476             --
OTHER INCOME .......................................        (1,145)          (598)        (1,270)          (255)          (357)
                                                       -----------    -----------    -----------    -----------    -----------
INCOME (LOSS) BEFORE INCOME TAXES ..................         3,948        (10,478)        18,335        (24,302)        12,822
INCOME TAX EXPENSE (BENEFIT) .......................         4,151         (3,450)         5,319         (8,856)         3,892
                                                       -----------    -----------    -----------    -----------    -----------
          Net income (loss) ........................   $      (203)   $    (7,028)   $    13,016    $   (15,446)   $     8,930
                                                       ===========    ===========    ===========    ===========    ===========

            The information for the 50-week period ended July 3, 2002
                     was included for comparison purposes.

                         BUFFETS, INC. AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                               For the       For the
                                                              Comparative    26-Week       For the 52-     For the        For the
                                                               50-Week      Transitional   Week Fiscal     10-Week        12-Week
                                                              Period Ended  Period Ended   Year Ended   Quarter Ended  Quarter Ended
                                                                July 3,       July 3,         July 2,      July 3,        July 2,
                                                                 2002          2002           2003          2002           2003
                                                                 ----          ----           ----          ----           ----
                                                                                           (in thousands)
OPERATING ACTIVITIES:
  Net income (loss) .......................................... $   (203)     $ (7,028)     $ 13,016       $(15,446)      $  8,930
  Adjustments to reconcile net income
    (loss) to net cash provided by operating activities-
    Depreciation and amortization ............................   44,808        20,409        36,885          7,409          7,995
    Amortization of debt issuance costs ......................    3,420         1,617         1,182            556           (344)
    Net loss related to refinancing:
      Write-off of debt issuance costs .......................   11,022        11,022            --         11,022             --
      Accrued redemption fees ................................   17,000        17,000            --         17,000             --
      Original issue discount expensed .......................    4,107         4,107            --          4,107             --
    Accretion of original issue discount .....................      714           357           739            119            171
    Deferred interest ........................................    1,201           614            --            210             --
    Impairment of assets .....................................       --            --         4,803             --          4,547
    Deferred income taxes ....................................   (2,103)       (2,798)          677         (1,217)          (323)
    Gain on sale of Original Roadhouse Grill restaurants .....       --            --        (7,088)            --         (7,088)
    Loss on disposal of assets ...............................      305            89           565             61            239
    Loss on sale leaseback transactions ......................       --            --         5,856             --            422
    Changes in current assets and liabilities ................   (5,719)       (5,731)        1,021        (10,408)          (323)
                                                               --------      --------      --------       --------       --------
        Net cash provided by operating activities ............   74,552        39,658        57,656         13,413         14,226
                                                               --------      --------      --------       --------       --------
INVESTING ACTIVITIES:
  Proceeds from sale leaseback transactions ..................   41,356         2,281        26,117             --          3,537
  Proceeds from sale of Original Roadhouse
   Grill restaurants .........................................       --            --        28,350             --         28,350
  Purchase of fixed assets ...................................  (32,318)      (14,280)      (25,722)        (6,349)        (4,894)
  Net purchase (proceeds from sale) of other assets ..........    1,939           662        (2,083)         1,258         (2,597)
                                                               --------      --------      --------       --------       --------
        Net cash provided by (used in) investing activities ..   10,977       (11,337)       26,662         (5,091)        24,396
                                                               --------      --------      --------       --------       --------

            The information for the 50-week period ended July 3, 2002
                     was included for comparison purposes.

                         BUFFETS, INC. AND SUBSIDIARIES
         CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS -- (continued)

                                                               For the        For the
                                                              Comparative     26-Week      For the 52-     For the        For the
                                                               50-Week      Transitional   Week Fiscal     10-Week        12-Week
                                                              Period Ended  Period Ended    Year Ended  Quarter Ended  Quarter Ended
                                                                July 3,       July 3,         July 2,      July 3,        July 2,
                                                                 2002          2002           2003          2002           2003
                                                                 ----          ----           ----          ----           ----
                                                                                          (in thousands)
FINANCING ACTIVITIES:
  Repayment of debt .....................................      (398,194)      (353,298)       (73,198)      (319,638)       (31,482)
  Proceeds from issuance of long-term debt ..............       466,217        466,217             --        466,217             --
  Capital distributions .................................      (148,415)      (148,415)          (576)      (148,415)          (576)
  Debt issuance costs ...................................       (12,899)       (12,076)        (3,101)       (12,076)           (22)
                                                              ---------      ---------      ---------      ---------      ---------
        Net cash used in financing activities ...........       (93,291)       (47,572)       (76,875)       (13,912)       (32,080)
                                                              ---------      ---------      ---------      ---------      ---------
NET CHANGE IN CASH AND CASH EQUIVALENTS .................        (7,762)       (19,251)         7,443         (5,590)         6,542
CASH AND CASH EQUIVALENTS, beginning of period ..........        16,066         27,555          8,304         13,894          9,205
                                                              ---------      ---------      ---------      ---------      ---------
CASH AND CASH EQUIVALENTS, end of period ................     $   8,304      $   8,304      $  15,747      $   8,304      $  15,747
                                                              =========      =========      =========      =========      =========
SUPPLEMENTAL CASH FLOW INFORMATION:
  Cash paid during the period for-
    Interest (net of capitalized interest) ..............     $  31,048      $  16,526      $  26,956      $   7,938      $   2,660
                                                              =========      =========      =========      =========      =========
    Income taxes ........................................     $  11,450      $   1,587      $   3,351      $     180      $   2,135
                                                              =========      =========      =========      =========      =========

            The information for the 50-week period ended July 3, 2002
                     was included for comparison purposes.